Exhibit 10.14

AMENDMENT NO. 5 TO

AMENDED AND RESTATED

SHARE PURCHASE AGREEMENT

This Amendment No. 5 (the “Amendment”) to the Purchase Agreement, as defined below, is entered into as of August 6, 2026 and is effective as of July 27, 2026 (the “Amendment Effective Date”), by and among Surf Air Mobility Inc., a Delaware corporation and successor to Surf Air Global Ltd., having a principal place of business at 12111 S. Crenshaw Boulevard, Hawthorne, California 90250 (the “Company”), GEM GLOBAL YIELD LLC SCS, a “société en commandite simple” formed under the laws of Luxembourg having LEI No. 213800CXBEHFXVLBZO92 having an address at 12C, rue Guillaume J. Kroll, L-1882 Luxembourg (the “Purchaser”), and GEM YIELD BAHAMAS LIMITED, a limited company formed under the laws of the Commonwealth of the Bahamas and having an address at CUB Financial Centre, GF5, Lyford Cay, Nassau, Island of New Providence, Commonwealth of the Bahamas (“GYBL,” and together with the Company and Purchaser, the “Parties”). Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

WHEREAS, the Parties are parties to (i) that certain Second Amended and Restated Share Purchase Agreement, dated as of February 8, 2023, as amended (the “Purchase Agreement”), and (ii) that certain Registration Rights Agreement, dated as of August 26, 2020 (the “Registration Rights Agreement” and collectively with the Purchase Agreement, the “Agreements”);

WHEREAS, in accordance with Section 9.03 of the Purchase Agreement, the Purchase Agreement may be amended by a written instrument signed by the Parties; and

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1.
The Section 7.01 of the Purchase Agreement shall be deleted and replaced with the following text: “Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) January 2, 2028 (the “Investment Period”); and (ii) the date the Purchaser shall have purchased the Aggregate Limit. This Agreement may be terminated (x) by Company on thirty (30) days prior written notice or (y) by mutual written consent of the Parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent; provided, however, that this Agreement shall not terminate until the Company has delivered to the Purchaser the number of shares equal to the entire amount of the Committed Draw Down if the Company has made the Committed Draw Down Notice in accordance with the terms hereof.”

2.
This Amendment and the Agreements (including any and all exhibits, schedules and other instruments contemplated hereby and thereby) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and

Exhibit 10.14

understandings between them or any of them as to such subject matter. Except to the extent modified herein, the terms and conditions of the Agreements shall remain in full force and effect.

3.
This Amendment shall be governed by the internal law of the State of New York.
4.
The Amendment may not be amended nor may any provision hereof be waived without the express written consent of the Parties.
5.
This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the Parties hereto may execute this Amendment by signing any such counterpart.

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Exhibit 10.14

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the date first above written.

SURF AIR MOBILITY INC.

By: /s/ Oliver Reeves

Name: Oliver Reeves

Title: Chief Financial Officer

GEM GLOBAL YIELD LLC SCS

By: /s/ Christopher Brown

Name: Christopher F. Brown Title: Manager

GEM YIELD BAHAMAS LTD.

By:_ /s/ Christopher Brown

Name: Christopher F. Brown Title: Director